                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 4, 1997
                                                  ------------------------------

                               REALTY REFUND TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Ohio                              1-7062                       34-6647590
------------------       -------------------------    --------------------------
(State or other          (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification
incorporation or                                                 Number)
organization)



1385 Eaton Center, Cleveland, Ohio                               44114
-------------------------------------------           --------------------------
(Address of principal executive offices)                       (ZIP Code)



Registrant's telephone number, including area code:  (216) 771-7663
                                                    ----------------------------



                                  N/A
--------------------------------------------------------------------------------
(Former name or former address if changed from last report)

Item 2.        ACQUISITION OR DISPOSITION OF ASSETS
-------        ------------------------------------

               (a) On September 4, 1997, the Registrant, through wholly-owned corporate subsidiaries, sold an office building located in Chicago, Illinois. This office building, known as The Carbide and Carbon Building, is located at 230 North Michigan Avenue and is a thirty-eight story steel frame, concrete and stone structure. The building has approximately 192,000 rentable square feet and is approximately 64 years old. The Registrant conveyed title to the office building to LaSalle National Bank, as Trustee under the provisions of a trust agreement dated August 26, 1997 and known as Trust Number 121170 for a total consideration of Six Million Dollars ($6,000,000.00). The $6,000,000 cash sale price for the office building was determined through arms-length negotiations with a party unrelated to the Registrant.

Item 7.                 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
-------                 -----------------------------------------
                        INFORMATION AND EXHIBITS
                        ------------------------

(a)            Financial Statements of Business Acquired.
               ------------------------------------------

               Not applicable

(b)            Pro Forma Financial Information Unaudited
               -----------------------------------------

               The following financial statements are filed herewith as a part of this Report:

               1. Realty ReFund Trust Unaudited Pro Forma Balance Sheet as of July 31, 1997.

               2. Realty ReFund Trust Unaudited Pro Forma Statements of Operations for the Year Ended January 31, 1997 and for the Six Months Ended July 31, 1997.

(c)            Exhibits
               --------

               10.1 Real Estate Sale Contract by and between Realty ReFund Trust and Mark IV Realty Group, Inc., or its nominee, a to be formed venture, as agent for the purchaser.

               10.2 First Amendment to Real Estate Sale Contract dated as of May 30, 1997 by and between Realty ReFund Trust and Mark IV Realty Group, Inc., or its nominee, a to be formed venture, as agent for the purchaser.

               27                Financial Data Schedule1




--------

      1Filed only in electronic format pursuant to Item 601(b)(27) of Regulation S-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  September 16, 1997                 REALTY REFUND TRUST


                                          By: /s/ James H. Berick
                                             -----------------------------------
                                             Name:   James H. Berick
                                             Title:  President

                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------




The following unaudited pro forma balance sheet of Realty ReFund Trust (Trust) as of July 31, 1997 is presented as if the sale of real estate discussed in Item 2 of this Form 8-K had been consummated as of July 31, 1997. The following unaudited pro forma statements of operations of the Trust for the year ended January 31, 1997 and the six months ended July 31, 1997 are presented as if such sale of real estate had been consummated as of February 1, 1996. The pro forma information is not necessarily indicative of what the actual financial position and results of operations of the Trust would have been, assuming such transaction had been consummated as of July 31, 1997 or as of the beginning of the periods presented, nor does it purport to represent the future financial position or results of operations of the Trust.

REALTY ReFUND TRUST


PRO FORMA FINANCIAL STATEMENTS
AS OF JULY 31, 1997 AND
JANUARY 31, 1997

                               REALTY REFUND TRUST
                               -------------------


                             PRO FORMA BALANCE SHEET
                             -----------------------

                               AS OF JULY 31, 1997
                               -------------------

                                   (unaudited)




                                                                Pro Forma
                                             Historical        Adjustments           Pro Forma
                                             ----------        -----------           ---------
                                                (A)
                     ASSETS
                     ------

CASH                                        $   456,711       $ 2,550,848(B)        $ 3,007,559

INTEREST RECEIVABLE AND OTHER ASSETS            289,480         (289,480)(C)                -

REAL ESTATE HELD FOR SALE, net                5,599,122       (5,599,122)(C)                -
                                            -----------       -----------           -----------

         Total assets                       $ 6,345,313       $(3,337,754)          $ 3,007,559
                                            ===========       ===========           ===========

               LIABILITIES AND EQUITY
               ----------------------

NOTE PAYABLE TO RELATED PARTY               $ 2,300,000       $(2,300,000)(D)        $       -

DEPOSITS AND ACCRUED EXPENSES                 1,087,042        (1,037,754)(C)             49,288
                                            -----------       -----------           -----------

        Total liabilities                     3,387,042        (3,337,754)               49,288
                                            -----------       -----------           -----------

EQUITY                                        2,958,271               -               2,958,271
                                            -----------       -----------           -----------

         Total liabilities and assets       $ 6,345,313       $(3,337,754)          $ 3,007,559
                                            ===========       ===========           ===========


                      See notes to pro forma balance sheet.

                               REALTY REFUND TRUST
                               -------------------


                        NOTES TO PRO FORMA BALANCE SHEET
                        --------------------------------

                               AS OF JULY 31, 1997
                               -------------------

                                   (Unaudited)




(A) Reflects the historical balance sheet as of July 31, 1997 of Realty ReFund Trust.

(B) Net increase reflects the following transactions:


                  Net proceeds from the sale of real estate                     $ 4,904,711


                  Expenses directly associated with the sale of real estate         (53,863)

                  Retirement of note payable to related party                    (2,300,000)
                                                                               --------------

                                                                                $ 2,550,848
                                                                               ==============


(C) Decrease reflects assets and liabilities related to the real estate being sold.

(D) Decrease reflects the repayment of the note payable to related party with a portion of the proceeds from the sale of the real estate.

                               REALTY REFUND TRUST
                               -------------------

                        PRO FORMA STATEMENT OF OPERATIONS
                        ---------------------------------

                       FOR THE YEAR ENDED JANUARY 31, 1997
                       -----------------------------------
                                   (unaudited)



                                                                                 Pro Forma
                                                            Historical           Adjustments           Pro Forma
                                                          -------------         -------------         -------------
                                                               (A)
REVENUES:
   Interest income from loans receivable                   $ 1,077,757            $      -             $ 1,077,757

   Interest income from loan receivable from related
     party                                                     560,139                   -                 560,139
   Rental revenue from real estate held for sale             2,277,610            (2,277,610)(B)               -
                                                           -----------           -----------           -----------

                                                             3,915,506            (2,277,610)            1,637,896
                                                           -----------           -----------           -----------

EXPENSES:
   Provision for writedown of loan
     receivable from related party                             111,498                   -                 111,498
   Provision for write down of real estate
     held for sale                                           1,085,000            (1,085,000)(C)               -
   Interest on loans underlying wrap-around
     mortgages                                                 150,184                   -                 150,184
   Interest on loan underlying wrap-around
     mortgage to related party
                                                                89,223                   -                  89,223
   Interest on note payable to bank                            381,368                   -                 381,368
   Interest on note payable to related party
                                                               332,308              (332,308)(D)               -
   Fee to related party investment advisor                     169,961               (51,511)              118,450
   Legal expense to related party                               56,000                   -                  56,000
   Operating expenses of real estate held
     for sale                                                2,085,807            (2,085,807)(C)               -
   Amortization of deferred leasing
     commissions                                                43,080               (43,080)(C)               -
   Other operating expenses, net                               299,442                   -                 299,442
                                                           -----------           -----------           -----------

                                                             4,803,871            (3,597,706)            1,206,165
                                                           -----------           -----------           -----------

NET INCOME (LOSS)                                          $  (888,365)          $ 1,320,096           $   431,731
                                                           ===========           ===========           ===========

NET INCOME (LOSS) PER SHARE                                $      (.87)          $      1.29           $       .42
                                                           ===========           ===========           ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                          1,020,586                                   1,020,586
                                                           ===========                                 ===========

                See notes to pro forma statements of operations.

                               REALTY REFUND TRUST
                               -------------------


                        PRO FORMA STATEMENT OF OPERATIONS
                        ---------------------------------

                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                     --------------------------------------
                                   (unaudited)

                                                                           Pro Forma
                                                       Historical          Adjustments          Pro Forma
                                                      -------------      --------------        -------------
                                                           (A)
REVENUES:
   Rental revenue from real estate held for sale       $ 1,104,859        $(1,104,859)(B)       $       -
                                                       -----------        -----------           -----------

EXPENSES:
   Interest on note payable to related party                97,446            (97,446)(D)               -
   Operating expenses of real estate held
     for sale                                            1,013,676         (1,013,676)(C)               -
   Amortization of deferred leasing commissions             21,724            (21,724)(C)               -
   Other operating expenses, net                           111,875                -                 111,875
                                                       -----------        -----------           -----------

                                                         1,244,721         (1,132,846)              111,875
                                                       -----------        -----------           -----------

NET INCOME (LOSS)                                      $  (139,862)       $    27,987           $  (111,875)
                                                       ===========        ===========           ===========

NET INCOME (LOSS) PER SHARE                            $      (.14)       $      (.03)          $      (.11)
                                                       ===========        ===========           ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                      1,020,586                                1,020,586
                                                       ===========                              ===========


              See the notes to pro forma statements of operations.

                               REALTY REFUND TRUST
                               -------------------


                   NOTES TO PRO FORMA STATEMENTS OF OPERATIONS
                   -------------------------------------------

                     FOR THE SIX MONTHS ENDED JULY 31, 1997
                     --------------------------------------


                                   (Unaudited)




(A) Represents the historical statement of operations of the Trust for the periods presented.

(B) Represents the elimination of rental revenue attributable to the real estate which was sold for the year ended January 31, 1997 and the six months ended July 31, 1997.

(C) Represents the elimination of expenses related to the real estate which was sold.

(D) Represents the elimination of interest expense related to the note payable to related party which was retired with a portion of the proceeds from the sale of the real estate.